UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 19, 2019
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

2.01	Completion of Acquisition or Disposition of Assets	3

9.01	Financial Statements and Exhibits	4

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 19, 2019, the E.W. Scripps Company ("Company") closed on the previously announced $580 million acquisition of eight television stations in seven markets from the Nexstar Media Group, Inc. transaction with Tribune Media. The Company issued a press release related to the close of the acquisition which is attached hereto as Exhibit 99.1.

In 2019, we acquired television stations from Raycom Media, Cordillera Communications, LLC and Nexstar Media Group/Tribune Media. Due to the effect that the 2019 television station acquisitions have on our Local Media segment, and to provide meaningful period over period comparisons, we are providing supplemental non-GAAP (Generally Accepted Accounting Principles) information to present certain financial results on an adjusted combined basis. Included in the press release is the Local Media segment financial information on an adjusted combined basis for the first and second quarters of 2019 and the quarterly periods of 2018. Refer to the "Adjusted Combined Supplemental Information" section that begins on page E-1 of Exhibit 99.1.

This Current Report on Form 8-K also includes the required Item 9.01(a) Financial Statements of Businesses Acquired and the required Item 9.01(b) Pro Forma Financial Information.

Item 9.01 Financial Statements and Exhibits

(a)Financial Statements of Businesses Acquired

The audited financial statements of KASW (A Carve-out of Nexstar Media Group, Inc.) as of and for each of the years then ended December 31, 2018 and 2017, including the notes thereto, are filed herewith as Exhibit 99.2. Audited combined financial statements of Tribune Media Company Carve-out stations as of and for each of the years then ended December 31, 2018 and 2017, including the notes thereto, are filed herewith as Exhibit 99.3.

The unaudited financial statements of KASW (A Carve-out of Nexstar Media Group, Inc.) for the six months ended June 30, 2019 and 2018, including the notes thereto, are filed herewith as Exhibit 99.4. The unaudited combined financial statements of Tribune Media Company Carve-out stations as of June 30, 2019 and December 31, 2018 and for the six months ended June 30, 2019 and 2018, including the notes thereto, are filed herewith as Exhibit 99.5.

(b)Pro Forma Financial Information

The unaudited pro forma combined financial statements of Scripps and the acquired Cordillera and Nexstar-Tribune stations as of and for the six months ended June 30, 2019 and for the year ended December 31, 2018, are filed herewith as Exhibit 99.6.

(c)     Exhibits

Exhibit Number	Description of Item

2.1	Asset Purchase Agreement by and among Nexstar Media Group, Inc., Scripps Media, Inc. and Scripps Broadcasting Holdings, LLC dated as of March 20, 2019 (1)
10.1
Third Amended and Restated Credit Agreement dated as of April 28, 2017 (as amended by the First Amendment, dated as of October 2, 2017, the Second Amendment, dated as of April 3, 2018, the Third Amendment, dated as of November 20, 2018 and the Fourth Amendment, dated as of May 1, 2019) (2)

10.2	Indenture dated as of July 26, 2019 (3)
23.1	Consent of Independent Auditors
23.2	Consent of Independent Auditors
99.1	Press release dated September 19, 2019
99.2	Audited financial statements of KASW (A Carve-out of Nexstar Media Group, Inc.) as of and for each of the years then ended December 31, 2018 and 2017, including the notes thereto
99.3	Audited combined financial statements of Tribune Media Company Carve-out stations as of and for each of the years then ended December 31, 2018 and 2017, including the notes thereto
99.4	Unaudited financial statements of KASW (A Carve-out of Nexstar Media Group, Inc.) for the six months ended June 30, 2019 and 2018, including the notes thereto
99.5
Unaudited combined financial statements of Tribune Media Company Carve-out stations as of June 30, 2019 and December 31, 2018 and for the six months ended June 30, 2019 and 2018, including the notes thereto

99.6	Unaudited pro forma combined balance sheet as of June 30, 2019 and unaudited pro forma combined results of operations for the year ended December 30, 2018 and the six months ended June 30, 2019
(1) Incorporated by reference to The E.W. Scripps Company Current Report on Form 8-K dated March 20, 2019.
(2) Incorporated by reference to The E.W. Scripps Company Current Report on Form 8-K dated May 1, 2019.
(3) Incorporated by reference to The E.W. Scripps Company Current Report on Form 8-K dated July 26, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Senior Vice President, Controller and Treasurer
(Principal Accounting Officer)
Dated: September 25, 2019